Exhibit 10.14

CADIZ CLUB DE FUTBOL

INTERNATIONAL YOUTH TRAINING PROGRAM MANAGEMENT AGREEMENT

In Cádiz, on January 10, 2025

GATHERED

On one side, Mr. Rafael Jesús Contreras Chamorro, of legal age, Spanish national, holder of ID number 31.264.896-F, acting in the name and on behalf of CÁDIZ CLUB DE FÚTBOL SAD, as Vice President of the Board of Directors, with Tax ID (CIF) No. A-11013703 and registered address for the purposes of this document at Plaza de Madrid s/n, 11010-Cádiz, hereinafter referred to as “CÁDIZ CF” or the “CLUB”.

On the other side, Mr. Joaquin Martin Perles, of legal age, Spanish national, holder of ID number 34005384E, acting as CCIRO of NOMADAR CORP. Sucursal en España, a Spanish entity with registered address for the purposes of this contract at Campus “El Madrugador”, Ctra. El Portal A-2002, Km. 1.5, El Puerto de Santa Maria, 11500, and Tax ID (CIF) W0308287B (hereinafter, “NOMADAR” or the “ASSIGNEE”).

WHEREAS

I.	That the CLUB is a well-known and prestigious entity, which includes among others a professional football team competing in the Spanish National Professional Football League (La Liga), currently playing in the Segunda División, as well as participating in the Copa S.M. el Rey and other national and local competitions.

II.	That the CLUB has a youth football academy (“Cantera”) where boys aged 7 to 17 train and compete.

III.	That NOMADAR is a company specialized in the management and organization of sports programs and events, with the experience, resources, and structure necessary to carry them out.

IV.	That NOMADAR has an international network of partners managing youth football academies and teams in countries such as the United States, Japan, France, Poland, Egypt, Costa Rica, Mexico, among others.

V.	That both parties wish to formalize a management agreement under which the CLUB entrusts NOMADAR with the management, organization, and coordination of international training programs for youth football players under 18 years of age, under the terms and conditions described in this agreement.

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CADIZ CLUB DE FUTBOL

1. PURPOSE

This agreement establishes the terms and conditions under which Nomadar shall manage international training programs for young players at Cádiz CF, under the framework of the HPT license agreement.

2. OBLIGATIONS OF NOMADAR

Nomadar agrees to:

●	Coordinate the registration and enrollment of international players.
●	Manage accommodation for players during their stay.
●	Coordinate with Cádiz CF’s technical staff for training integration.
●	Organize transportation from accommodation to Cádiz CF’s training facilities.
●	Provide training equipment, clothing, and merchandising.
●	Integrate Nomadar’s physical preparation methodology into Cádiz CF training sessions.

3. OBLIGATIONS OF CÁDIZ CF

Cádiz CF agrees to:

●	Provide technical training sessions through its coaching staff.
●	Integrate players into the existing youth academy teams as appropriate.
●	Organize and coordinate friendly matches.
●	Provide Nomadar with tickets to professional league matches, when possible.

4. FINANCIAL TERMS

●	Nomadar shall pay Cádiz CF for the services provided according to the player’s use and participation in each program.
●	Cádiz CF shall pay Nomadar for the services described in Clause 2.
●	Each party shall issue the corresponding invoices, indicating the relevant service and concept.

5. INSURANCE AND LIABILITY

●	Although participating players must have their own health insurance, Cádiz CF shall maintain civil liability insurance covering any accidents that occur within its facilities.

6. INTELLECTUAL PROPERTY AND IMAGE RIGHTS

●	Cádiz CF authorizes Nomadar to take photos and videos during training sessions, provided that data protection laws (including GDPR and applicable Spanish regulations) are strictly observed.

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CADIZ CLUB DE FUTBOL

7. TERM AND TERMINATION

●	This agreement shall enter into force on the date of signing and remain valid for three (3) years, renewable by written agreement.
●	Either party may terminate this agreement with 60 days’ prior written notice.

8. CONFIDENTIALITY

●	The parties agree to maintain confidentiality regarding all business, financial, and technical information exchanged under this agreement, unless disclosure is required by law.

9. FORCE MAJEURE

●	Neither party shall be liable for failure or delay in performing their obligations if due to causes beyond their reasonable control, including but not limited to natural disasters, wars, strikes, epidemics, or governmental restrictions.

10. GOVERNING LAW AND JURISDICTION

●	This agreement shall be governed by and construed in accordance with the laws of Spain.
●	Any dispute shall be submitted to the courts of Cádiz, Spain.

IN WITNESS WHEREOF, the parties have signed this agreement on the date indicated below.

Cádiz CF, S.A.D.

By:	/s/ Rafael ContrerasChamorro
Name:	Rafael Contreras Chamorro
Title:	Vice President

Nomadar Corp. Sucursal en España

By:	/s/ Joaquin Martin-Perles
Name:	Joaquin Martin-Perles
Title:	CCIRO

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CADIZ CLUB DE FUTBOL

CONTRATO DE GESTIÓN DE PROGRAMAS INTERNACIONALES

DE ENTRENAMIENTO JUVENIL

En Cádiz, a 10 de enero 2025

REUNIDOS

De una parte, D. Rafael Jesús Contreras Chamorro, mayor de edad de nacionalidad española, con DNI nº 31.264.896-F, que actúa en nombre y representación, en calidad de vicepresidente del Consejo de Administración, del CÁDIZ CLUB DE FÚTBOL SAD, con CIF nº A-11013703 y domicilio a efectos de este documento en 11010-Cádiz Plaza de Madrid s/n, en adelante “CADIZ CF” o “CLUB”.

De otra parte, D. Joaquin Martin Perles, mayor de edad, de nacionalidad española, con D.N.I. número 34005384E, en calidad de CCIRO de NOMADAR, CORP. Sucursal en España, sociedad española con domicilio social a efectos del presente contrato en Campus “El Madrugador”, Ctra. El Portal A-2002, Km. 1,5, El Puerto de Santa Maria, 11500 y con CIF W0308287B (en adelante, NOMADAR o el CESIONARIO).

EXPONEN

I.	Que el CLUB es una entidad de reputado prestigio que, entre otros, cuenta con un equipo de fútbol profesional, encuadrado en la Liga Nacional de Fútbol Profesional Española, que disputa el Campeonato Nacional de Liga de Segunda División, asi como la Copa S.M. el Rey y demás competiciones nacionales y locales.
II.	Que el CLUB tiene una Academia de fútbol base o Cantera donde entrenan y juegan jóvenes de edades comprendidas entre los 7 y los 17 años.
III.	Que NOMADAR es una sociedad especializada en la gestión organización de programas y eventos deportivos con experiencia y estructura adecuada y suficiente como para llevarlos acabo.
IV.	Que NOMADAR cuenta con una red de socios internacionales que gestionan academias y equipos de fútbol base en distintos paises entre los que se incluyen Estados Unidos, Japón, Francia, Polonia, Egipto, Costa Rica, Mexico, entre otros.
V.	Que ambas partes desean formalizar un contrato de gestión de programas internacionales por el cual el CLUB encarga a NOMADAR la gestión, organización y coordinación de los programas internacionales de entrenamiento a jugadores de fútbol base por debajo de 18 años, bajo los términos y condiciones que se detallan en el presente contrato.

En virtud de lo anterior, las partes acuerdan suscribir el presente contrato, que se regirá por las siguientes:

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CADIZ CLUB DE FUTBOL

CLÁUSULAS

1.	OBJETO

El presente contrato establece los términos y condiciones bajo los cuales Nomadar gestionará programas internacionales de entrenamiento para jóvenes jugadores en Cádiz CF, bajo el marco del acuerdo de licencia HPT.

2.	OBLIGACIONES DE NOMADAR

Nomadar se compromete a:

●	Coordinar la inscripción y matriculación de jugadores internacionales.
●	Gestionar el alojamiento de los jugadores durante su estancia.
●	Coordinar con el equipo técnico de Cádiz CF la integración en los entrenamientos.
●	Organizar el transporte desde el alojamiento hasta las instalaciones deportivas de Cádiz CF.
●	Proveer equipamiento de entrenamiento, ropa y merchandising.
●	Integrar la metodología de preparación física de Nomadar en las sesiones de entrenamiento de Cádiz CF.

3.	OBLIGACIONES DE CÁDIZ CF

Cádiz CF se compromete a:

●	Impartir sesiones de entrenamiento técnico a través de su cuerpo técnico.
●	Integrar a los jugadores en los equipos existentes de la cantera, cuando proceda.
●	Organizar y coordinar partidos amistosos.
●	Proporcionar a Nomadar entradas para partidos de liga profesional, siempre que sea posible.

4.	CONDICIONES ECONÓMICAS

●	Nomadar abonará a Cádiz CF los servicios prestados según el uso y participación del jugador en cada programa.
●	Cádiz CF abonará a Nomadar los servicios descritos en la Cláusula 2.
●	Cada Parte emitirá las facturas correspondientes indicando el concepto y servicio prestado.

5.	SEGUROS Y RESPONSABILIDAD

Aunque los jugadores participantes deben contar con seguro médico propio, Cádiz CF mantendrá un seguro de responsabilidad civil que cubra cualquier accidente ocurrido dentro de sus instalaciones.

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CADIZ CLUB DE FUTBOL

6.	PROPIEDAD INTELECTUAL Y DERECHOS DE IMAGEN

Cádiz CF autoriza a Nomadar a tomar fotografias y videos durante los entrenamientos, siempre que se cumpla estrictamente con las leyes de protección de datos (incluyendo el RGPD y la normativa española aplicable).

7.	DURACIÓN Y RESOLUCIÓN

●	El presente contrato entrará en vigor en la fecha de su firma y tendrá una duración de tres (3) años, renovable mediante acuerdo escrito.
●	Cualquiera de las Partes podrá resolver este contrato con un preaviso por escrito de 60 dias.

8.	CONFIDENCIALIDAD

Las Partes se comprometen a mantener la confidencialidad sobre toda la información empresarial, financiera y técnica intercambiada en el marco de este contrato, salvo que sea exigida por la ley.

9.	FUERZA MAYOR

Ninguna de las Partes será responsable por el incumplimiento o retraso en el cumplimiento de sus obligaciones si ello se debe a causas fuera de su control razonable, incluyendo pero no limitándose a catástrofes naturales, guerras, huelgas, epidemias o restricciones gubernamentales.

10.	LEY APLICABLE Y JURISDICCIÓN

●	El presente contrato se regirá e interpretará conforme a las leyes de España.
●	Cualquier disputa se someterá a los tribunales de Cádiz, España.

EN FE DE LO CUAL, las Partes firman el presente contrato en la fecha que se indica a continuación.

Cádiz CF, S.A.D.

Por:
Nombre:	Rafael Contreras Chamorro
Cargo:	Vicepresidente

Nomadar Corp. Sucursal en España

Por:
Nombre:	Joaquin Martin-Perles
Cargo:	CCIRO

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